                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  May 15, 2003
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                             1-10218                  13-3489233
(State or other jurisdiction of       (Commission file number)      (I.R.S. Employer
incorporation or organization)                                     Identification No.)

                             250 Stephenson Highway,
                              Troy, Michigan 48083
               (Address of principal executive offices (zip code)

                                 (248) 824-2500
              (Registrant's telephone number, including area code)

                                      None.
              (Former name or former address, if changed since last
                                     report)

ITEM 9. REGULATION FD DISCLOSURE

The attached exhibit of Other Financial Information is furnished under Form 8-K
Item 9 and Item 12 (Results of Operations and Financial Condition). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Collins & Aikman specifically incorporates the information by reference.

EXHIBITS.

The following exhibits are filed herewith:

         Exhibit No.       Description

         (99.1)            Collins & Aikman 1st Quarter 2003 Earnings Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 15, 2003

                           COLLINS & AIKMAN CORPORATION

                           By: /s/ J. Michael Stepp
                               --------------------

                           Name: J. Michael Stepp
                           Title: Vice Chairman and Chief Financial Officer
                                  (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description

(99.1)            Collins & Aikman 1st Quarter 2003 Earnings Release